UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 18, 2009
Dolan Media Company
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33603	43-2004527

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 South Ninth Street, Suite 2300, Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)
(612) 317-9420
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On January 1, 2009, we adopted Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements-an amendment to ARB No. 51, now ASC 810 (“SFAS No. 160”). SFAS No. 160 changes the accounting and reporting for minority interests, recharacterizing them as “noncontrolling interest.” It requires that, among other things, (1) we change certain presentation and disclosures in our financial statements retrospectively for the existing noncontrolling interest; (2) we continue to present the noncontrolling interest in the mezzanine section of the balance sheet because the noncontrolling interest has a redeemable feature outside the Company’s control; and (3) because the redeemable feature of the noncontrolling interest is based on a formula, we will record prospectively from the adoption date the change in value of the noncontrolling interest through additional paid-in capital and utilize the two class method to calculate earnings per share on net income attributable to our common stockholders. Any impact on net income attributable to common stockholders will be prospective from the adoption date of January 1, 2009. Accordingly, we have included as Exhibit 99 to this Form 8-K our audited consolidated financial statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006, which we have retrospectively adjusted to account for the new presentation and disclosure requirements of SFAS No. 160. We have applied, and will continue to apply, all other requirements of SFAS No. 160 on a prospective basis for periods after January 1, 2009.
     This Form 8-K and Exhibit 99, which is attached to and incorporated herein by reference, do not reflect any events or disclosures occurring after the filing of our annual report on Form 10-K on March 12, 2009, except those subsequent events described in Note 16 of our audited consolidated financial statements included as Exhibit 99. Further, this Form 8-K and Exhibit 99 do not modify or update the disclosures contained in our annual report on Form 10-K, other than as specifically described above.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description of Exhibits
23.1	Consent of McGladrey & Pullen, LLP
23.2	Consent of Baker Tilly Virchow Krause, LLP
99	Audited Consolidated Financial Statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLAN MEDIA COMPANY
By:	/s/ Vicki J. Duncomb
	Name:	Vicki J. Duncomb
Its: Vice President and Chief Financial Officer

Dated: December 18, 2009

Exhibit Index

Exhibit
Number	Description of Exhibits
23.1	Consent of McGladrey & Pullen, LLP
23.2	Consent of Baker Tilly Virchow Krause, LLP
99	Audited Consolidated Financial Statements as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006